Exhibit 99.2

MetLife, Inc.

GAAP Interim Condensed Consolidated Statements of Operations

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
	(In millions)		(In millions)
Revenues
Premiums	$9,417	$9,312	$19,110	$18,565
Universal life and investment-type product policy fees	2,286	2,434	4,630	4,828
Net investment income	4,887	4,947	9,446	10,408
Other revenues	487	518	974	1,013
Net investment gains (losses)	266	(133)	281	153
Net derivative gains (losses)	(2,099)	(912)	(764)	(91)

Total revenues	15,244	16,166	33,677	34,876

Expenses
Policyholder benefits and claims	10,274	9,352	19,952	18,609
Interest credited to policyholder account balances	1,500	1,298	2,826	3,293
Policyholder dividends	324	331	639	670
Other expenses	3,246	4,072	7,438	8,132

Total expenses	15,344	15,053	30,855	30,704

Income (loss) from continuing operations before provision for income tax	(100)	1,113	2,822	4,172
Provision for income tax expense (benefit)	(214)	(6)	505	890

Net income (loss)	114	1,119	2,317	3,282
Less: Net income (loss) attributable to noncontrolling interests	4	4	6	9

Net income (loss) attributable to MetLife, Inc.	110	1,115	2,311	3,273
Less: Preferred stock dividends	46	31	52	61
Preferred stock repurchase premium	—	42	—	42

Net income (loss) available to MetLife, Inc.’s common shareholders	$64	$1,042	$2,259	$3,170

See footnotes on last page.

MetLife, Inc.

Consolidated Statements of Operating Earnings Available to Common Shareholders

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
	(In millions)		(In millions)
Operating revenues
Premiums	$9,417	$9,313	$18,684	$18,566
Universal life and investment-type product policy fees	2,173	2,335	4,324	4,629
Net investment income	4,881	5,185	9,587	10,167
Other revenues	484	527	971	1,030

Total operating revenues	16,955	17,360	33,566	34,392

Operating expenses
Policyholder benefits and claims and policyholder dividends	10,385	9,503	19,978	18,950
Interest credited to policyholder account balances	1,314	1,342	2,615	2,673
Capitalization of DAC	(915)	(927)	(1,791)	(1,895)
Amortization of DAC and VOBA	1,015	1,001	1,896	1,954
Amortization of negative VOBA	(61)	(83)	(128)	(173)
Interest expense on debt	303	307	615	604
Other operating expenses	3,659	3,882	7,369	7,682

Total operating expenses	15,700	15,025	30,554	29,795

Operating earnings before provision for income tax	1,255	2,335	3,012	4,597
Provision for income tax expense (benefit)	285	539	707	1,133

Operating earnings	970	1,796	2,305	3,464
Preferred stock dividends	46	31	52	61

Operating earnings available to common shareholders	$924	$1,765	$2,253	$3,403

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Operating earnings	$970	$1,796	$2,305	$3,464
Adjustments from operating earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses) (1)	266	(133)	281	153
Net derivative gains (losses) (1)	(2,099)	(912)	(764)	(91)
Premiums	—	(1)	426	(1)
Universal life and investment-type product policy fees	113	99	306	199
Net investment income	6	(238)	(141)	241
Other revenues	3	(9)	3	(17)
Policyholder benefits and claims and policyholder dividends (1)	(213)	(180)	(613)	(329)
Interest credited to policyholder account balances	(186)	44	(211)	(620)
Capitalization of DAC	—	—	105	—
Amortization of DAC and VOBA (1)	894	104	780	32
Amortization of negative VOBA	6	9	38	19
Interest expense on debt	(3)	(1)	(3)	(2)
Other operating expenses	(142)	(4)	(397)	(9)
Goodwill impairment	—	—	—	—
Provision for income tax (expense) benefit (1)	499	545	202	243

Income (loss) from continuing operations, net of income tax	114	1,119	2,317	3,282
Income (loss) from discontinued operations, net of income tax	—	—	—	—

Net income (loss)	114	1,119	2,317	3,282
Less: Net income (loss) attributable to noncontrolling interests	4	4	6	9

Net income (loss) attributable to MetLife, Inc.	110	1,115	2,311	3,273
Less: Preferred stock dividends	46	31	52	61
Preferred stock repurchase premium	—	42	—	42

Net income (loss) available to MetLife, Inc.’s common shareholders	$64	$1,042	$2,259	$3,170

See footnotes on last page.

MetLife, Inc.

(Unaudited)

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
	2016		2015		2016		2015
		Earnings Per Weighted Average Common Shares Diluted (2)		Earnings Per Weighted Average Common Shares Diluted (2)		Earnings Per Weighted Average Common Shares Diluted (2)		Earnings Per Weighted Average Common Shares Diluted (2)
	(In millions, except per share data)				(In millions, except per share data)
Reconciliation to Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders
Operating earnings available to common shareholders, adjusted for total notable items	$1,410	$1.27	$1,704	$1.51	$2,860	$2.58	$3,358	$2.97
Add: Total notable items	(486)	(0.44)	61	0.05	(607)	(0.55)	45	0.04

Operating earnings available to common shareholders	$924	$0.83	$1,765	$1.56	$2,253	$2.03	$3,403	$3.01
Adjustments from operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders:
Add: Net investment gains (losses)	266	0.24	(133)	(0.12)	281	0.25	153	0.14
Add: Net derivative gains (losses)	(2,099)	(1.89)	(912)	(0.81)	(764)	(0.69)	(91)	(0.08)
Add: Goodwill impairment	—	—	—	—	—	—	—	—
Add: Other adjustments to continuing operations	478	0.43	(177)	(0.15)	293	0.27	(487)	(0.43)
Add: Provision for income tax (expense) benefit	499	0.45	545	0.48	202	0.18	243	0.21
Add: Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—	—
Less: Net income (loss) attributable to noncontrolling interests	4	—	4	—	6	—	9	0.01
Less: Preferred stock repurchase premium	—	—	42	0.04	—	—	42	0.04

Net income (loss) available to MetLife, Inc.’s common shareholders	$64	$0.06	$1,042	$0.92	$2,259	$2.04	$3,170	$2.80

Weighted average common shares outstanding - diluted		1,109.1		1,128.4		1,108.9		1,131.1

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
	(In millions)		(In millions)
Reconciliation to Premiums, Fees and Other Revenues
Total operating premiums, fees and other revenues	$12,074	$12,175	$23,979	$24,225
Add: Adjustments to premiums, fees and other revenues	116	89	735	181

Total premiums, fees and other revenues	$12,190	$12,264	$24,714	$24,406

Reconciliation to Revenues and Expenses
Total operating revenues	$16,955	$17,360	$33,566	$34,392
Add: Net investment gains (losses)	266	(133)	281	153
Add: Net derivative gains (losses)	(2,099)	(912)	(764)	(91)
Add: Adjustments related to net investment gains (losses) and net derivative gains (losses)	9	3	34	7
Add: Other adjustments to revenues	113	(152)	560	415

Total revenues	$15,244	$16,166	$33,677	$34,876

Total operating expenses	$15,700	$15,025	$30,554	$29,795
Add: Adjustments related to net investment gains (losses) and net derivative gains (losses)	(1,087)	(94)	(1,081)	1
Add: Goodwill impairment	—	—	—	—
Add: Other adjustments to expenses	731	122	1,382	908

Total expenses	$15,344	$15,053	$30,855	$30,704

See footnotes on last page.

MetLife, Inc.

(Unaudited)

	June 30,
	2016	2015
Book Value (3)
Book value per common share	$70.18	$60.27
Less: Net unrealized investment gains (losses), net of income tax	18.78	11.52
Less: Defined benefit plans adjustment, net of income tax	(1.80)	(1.98)

Book value per common share, excluding AOCI other than FCTA	$53.20	$50.73
Less: Goodwill, net of income tax	8.79	8.51
Less: VODA and VOCRA, net of income tax	0.43	0.49

Book value per common share - tangible common stockholders’ equity	$43.98	$41.73

Common shares outstanding, end of period (In millions)	1,098.8	1,116.8

	For the Three Months Ended June 30,
	2016	2015
Return on Equity (4)
Return on MetLife, Inc.’s:
Common stockholders’ equity	0.3%	6.0%
Common stockholders’ equity, excluding AOCI other than FCTA	0.4%	7.4%
Tangible common stockholders’ equity	0.6%	9.1%

Operating return on MetLife, Inc.’s:
Common stockholders’ equity	4.9%	10.2%
Common stockholders’ equity, excluding AOCI other than FCTA	6.3%	12.5%
Common stockholders’ equity, excluding AOCI other than FCTA, adjusted for total notable items	9.5%	12.1%
Tangible common stockholders’ equity	7.7%	15.3%
Tangible common stockholders’ equity, adjusted for total notable items	11.5%	14.9%

Return on Allocated Equity:
Americas	(7.6)%	10.4%
Asia	27.9%	19.6%
EMEA	11.8%	7.7%

Return on Allocated Tangible Equity:
Americas	(8.3)%	11.7%
Asia	48.0%	33.7%
EMEA	20.2%	14.2%

Operating Return on Allocated Equity:
Americas	8.6%	14.8%
Asia	9.4%	14.8%
EMEA	7.9%	6.0%

Operating Return on Allocated Tangible Equity:
Americas	9.6%	16.6%
Asia	16.2%	25.4%
EMEA	13.8%	11.2%

See footnotes on last page.

MetLife, Inc.

Supplemental Reconciliations to Net Income (Loss) Available to Common Shareholders

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
	(In millions)		(In millions)
Total Americas Operations:
Operating earnings available to common shareholders, adjusted for total notable items	$1,266	$1,443	$2,520	$2,840
Add: Total notable items	(431)	—	(547)	(16)

Operating earnings available to common shareholders	835	1,443	1,973	2,824
Add: Net investment gains (losses)	180	(14)	(91)	260
Add: Net derivative gains (losses)	(3,174)	(508)	(2,725)	69
Add: Other adjustments to continuing operations	576	(124)	374	(392)
Add: Provision for income tax (expense) benefit	844	221	836	16
Less: Net income (loss) attributable to noncontrolling interests	2	3	3	6

Net income (loss) available to MetLife, Inc.’s common shareholders	$(741)	$1,015	$364	$2,771

Retail:
Operating earnings available to common shareholders, adjusted for total notable items	$575	$692	$1,161	$1,348
Add: Total notable items	(391)	(2)	(445)	(5)

Operating earnings available to common shareholders	184	690	716	1,343
Add: Net investment gains (losses)	84	9	(33)	77
Add: Net derivative gains (losses)	(3,643)	(95)	(3,654)	218
Add: Other adjustments to continuing operations	749	(72)	717	(264)
Add: Provision for income tax (expense) benefit	984	55	1,040	(11)

Net income (loss) available to MetLife, Inc.’s common shareholders	$(1,642)	$587	$(1,214)	$1,363

Group, Voluntary & Worksite Benefits:
Operating earnings available to common shareholders, adjusted for total notable items	$228	$229	$419	$469
Add: Total notable items	(7)	2	(24)	(10)

Operating earnings available to common shareholders	221	231	395	459
Add: Net investment gains (losses)	11	8	(28)	11
Add: Net derivative gains (losses)	314	(264)	605	(59)
Add: Other adjustments to continuing operations	(44)	(41)	(89)	(83)
Add: Provision for income tax (expense) benefit	(94)	104	(166)	46

Net income (loss) available to MetLife, Inc.’s common shareholders	$408	$38	$717	$374

Corporate Benefit Funding:
Operating earnings available to common shareholders, adjusted for total notable items	$331	$406	$656	$775
Add: Total notable items	(29)	—	(59)	—

Operating earnings available to common shareholders	302	406	597	775
Add: Net investment gains (losses)	67	(31)	(26)	174
Add: Net derivative gains (losses)	181	(134)	266	(54)
Add: Other adjustments to continuing operations	(73)	13	(148)	(26)
Add: Provision for income tax (expense) benefit	(61)	53	(32)	(33)

Net income (loss) available to MetLife, Inc.’s common shareholders	$416	$307	$657	$836

Latin America:
Operating earnings available to common shareholders, adjusted for total notable items	$132	$116	$284	$248
Add: Total notable items	(4)	—	(19)	(1)

Operating earnings available to common shareholders	128	116	265	247
Add: Net investment gains (losses)	18	—	(4)	(2)
Add: Net derivative gains (losses)	(26)	(15)	58	(36)
Add: Other adjustments to continuing operations	(56)	(24)	(106)	(19)
Add: Provision for income tax (expense) benefit	15	9	(6)	14
Less: Net income (loss) attributable to noncontrolling interests	2	3	3	6

Net income (loss) available to MetLife, Inc.’s common shareholders	$77	$83	$204	$198

Asia:
Operating earnings available to common shareholders, adjusted for total notable items	$313	$364	$618	$691
Add: Total notable items	(54)	61	(54)	61

Operating earnings available to common shareholders	259	425	564	752
Add: Net investment gains (losses)	140	57	363	125
Add: Net derivative gains (losses)	606	9	1,017	27
Add: Other adjustments to continuing operations	(30)	(37)	37	(92)
Add: Provision for income tax (expense) benefit	(204)	111	(347)	101
Less: Net income (loss) attributable to noncontrolling interests	1	1	1	1

Net income (loss) available to MetLife, Inc.’s common shareholders	$770	$564	$1,633	$912

EMEA:
Operating earnings available to common shareholders, adjusted for total notable items	$64	$50	$127	$120
Add: Total notable items	—	—	—	—

Operating earnings available to common shareholders	64	50	127	120
Add: Net investment gains (losses)	16	5	24	8
Add: Net derivative gains (losses)	3	13	2	14
Add: Other adjustments to continuing operations	48	(12)	66	7
Add: Provision for income tax (expense) benefit	(35)	7	(49)	(19)
Less: Net income (loss) attributable to noncontrolling interests	1	(1)	2	1

Net income (loss) available to MetLife, Inc.’s common shareholders	$95	$64	$168	$129

Corporate & Other:
Operating earnings available to common shareholders, adjusted for total notable items	$(233)	$(153)	$(405)	$(293)
Add: Total notable items	(1)	—	(6)	—

Operating earnings available to common shareholders	(234)	(153)	(411)	(293)
Add: Net investment gains (losses)	(70)	(181)	(15)	(240)
Add: Net derivative gains (losses)	466	(426)	942	(201)
Add: Other adjustments to continuing operations	(116)	(4)	(184)	(10)
Add: Provision for income tax (expense) benefit	(106)	206	(238)	145
Less: Net income (loss) attributable to noncontrolling interests	—	1	—	1
Less: Preferred stock repurchase premium	—	42	—	42

Net income (loss) available to MetLife, Inc.’s common shareholders	$(60)	$(601)	$94	$(642)

(1)	The impacts of asymmetrical and non-economic accounting for the three months ended June 30, 2016 are as follows: i) Net investment gains (losses) - $217 million; ii) Net derivative gains (losses) - $2.3 billion; iii) Policyholder benefits and claims and policyholder dividends - ($66) million; iv) Amortization of DAC and VOBA - $402 million; and v) Provision for income tax (expense) benefit - ($989) million.

(2)	Operating earnings available to common shareholders is calculated on a stand alone basis and may not equal the sum of operating earnings available to common shareholders, adjusted for total notable items and total notable items.

(3)	Book values exclude $2,066 million of equity related to preferred stock at both June 30, 2016 and 2015.

(4)	Annualized using quarter-to-date results.